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                                                                    EXHIBIT 13.1

                            CONTAX PARTICIPACOES S.A.

                                  CERTIFICATION

                  18 U.S.C SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Contax Participacoes S.A. (the "Company"), does hereby certify, to such officer's knowledge, that:

     The Annual Report on Form 20-F for the year ended December 31, 2006 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 28, 2007

                                        /s/ Francis James Leahy Meaney
                                        ----------------------------------------
                                        Name: Francis James Leahy Meaney
                                        Title: Chief Executive Officer

Date: June 28, 2007

                                        /s/ Michel Neves Sarkis
                                        ----------------------------------------
                                        Name: Michel Neves Sarkis
                                        Title: Chief Financial Officer